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                                                                    Exhibit 10.2


                                    GUARANTY

         GUARANTY, dated as of December 23, 1999, by CHARLOTTE RUSSE HOLDING, INC., a Delaware corporation ("CRH"), CHARLOTTE RUSSE MERCHANDISING, INC., a California corporation, and certain other Subsidiaries of the Borrower (as hereinafter defined) which may become parties hereto (each a "Guarantor", and, collectively, the "Guarantors") in favor of (a) BANKBOSTON, N.A., a national banking association, as agent (hereinafter, in such capacity, the "Agent") for itself and the other lending institutions (hereinafter, collectively, the "Banks") which are or may become parties to that certain Revolving Credit Agreement, dated as of December 23, 1999 (as may be amended and in effect from time to time, the "Credit Agreement"), by and among Charlotte Russe, Inc. (the "Borrower"), CRH, the Banks and the Agent and (b) each of the Banks.

         WHEREAS, the Borrower and the Guarantors are members of a group of related corporations, the success of any one of which is dependent in part on the success of the other members of such group;

         WHEREAS, each of the Guarantors expects to receive substantial direct and indirect benefits from the extensions of credit to the Borrower by the Banks pursuant to the Credit Agreement (which benefits are hereby acknowledged);

         WHEREAS, it is a condition precedent to the Banks making any loans or otherwise extending credit to the Borrower under the Credit Agreement that each of the Guarantors execute and deliver to the Agent, for the benefit of the Banks and the Agent, a guaranty substantially in the form hereof; and

         WHEREAS, each of the Guarantors wishes to guaranty the Borrower's obligations to the Banks under or in respect of the Credit Agreement as provided herein;

         NOW, THEREFORE, in consideration of these premises (the foregoing recitals being part of this Guaranty), each of the Guarantors hereby jointly and severally agrees with the Banks and the Agent as follows:

         1. DEFINITIONS. The term "Obligations" and all other capitalized terms used herein without definition shall have the respective meanings provided therefor in the Credit Agreement.

         2. GUARANTY OF PAYMENT AND PERFORMANCE. Each of the Guarantors hereby jointly and severally guarantees to the Banks and the Agent the full and punctual payment when due (whether at stated maturity, by required pre-payment, by acceleration or otherwise), as well as the performance, of all of the Obligations including all such which would become due but for the operation of the automatic stay pursuant to Section 362(a) of the Federal Bankruptcy Code and the operation of Section 502(b) and 506(b) of the Federal Bankruptcy Code. This Guaranty is an absolute, unconditional and continuing guaranty of the full and


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punctual payment and performance of all of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that the Agent or any Bank first attempt to collect any of the Obligations from the Borrower or resort to any collateral security or other means of obtaining payment. Should the Borrower default in the payment or performance of any of the Obligations, the joint and several obligations of the Guarantors hereunder with respect to such Obligations in default shall become immediately due and payable to the Agent, for the benefit of the Banks and the Agent, without demand or notice of any nature, all of which are expressly waived by each of the Guarantors. Payments by the Guarantors hereunder may be required by the Agent on any number of occasions.

         3. GUARANTORS' AGREEMENT TO PAY ENFORCEMENT COSTS, ETC. Each of the Guarantors further agrees, as the principal obligor and not as a guarantor only, to pay to the Agent, on demand, all costs and expenses (including court costs and reasonable legal expenses) incurred or expended by the Agent in connection with the Obligations, this Guaranty and the enforcement thereof, together with interest on amounts recoverable under this Section 3 from the time when such amounts become due until payment, whether before or after judgment, at the rate of interest for overdue principal set forth in the Credit Agreement, PROVIDED that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

         4. WAIVERS BY GUARANTORS; BANK'S FREEDOM TO ACT. Each of the Guarantors agrees that the Obligations will be paid and performed strictly in accordance with their respective terms, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or any Bank with respect thereto. To the fullest extent permitted by law, each of the Guarantors waives promptness, diligences, presentment, demand, protest, notice of acceptance, notice of any Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of the Borrower or any other entity or other person primarily or secondarily liable with respect to any of the Obligations, and all suretyship defenses generally. Without limiting the generality of the foregoing, each of the Guarantors agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with any Obligation and agrees that the obligations of each of the Guarantors hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of the Agent or any Bank to assert any claim or demand or to enforce any right or remedy against the Borrower or any other entity or other person primarily or secondarily liable with respect to any of the Obligations; (ii) any extensions, compromise, refinancing, consolidation or renewals of any Obligation; (iii) any change in the time, place or manner of payment of any of the Obligations or any rescissions, waivers, compromise, refinancing, consolidation, or other amendments or modifications of any of the terms or provisions of the Credit Agreement, the Notes, the other Loan Documents or any other agreement evidencing, securing or otherwise executed


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in connection with any of the Obligations; (iv) the addition, substitution or release of any entity or other person primarily or secondarily liable for any Obligation, (v) the adequacy of any rights which the Agent or any Bank may have against any collateral security or other means of obtaining repayment of any of the Obligations; (vi) the impairment of any collateral securing any of the Obligations, including without limitation the failure to perfect or preserve any rights which the Agent or any Bank might have in such collateral security or the substitution, exchange, surrender, release, loss or destruction of any such collateral security; or (vii) to the fullest extent permitted by law, any other act or omission which might in any manner or to any extent vary the risk of any of the Guarantors or otherwise operate as a release or discharge of any of the Guarantors, all of which may be done without notice to the Guarantors. To the fullest extent permitted by law, each of the Guarantors hereby expressly waives any and all rights or defenses arising by reason of (A) any "one action" or "anti-deficiency" law which would otherwise prevent the Agent or any Bank from bringing any action, including any claim for a deficiency, or exercising any other right or remedy (including any right of set-off), against any of the Guarantors before or after the Agent's or such Bank's commencement or completion of any foreclosure action, whether judicially, by exercise of power of sale or otherwise, or (B) any other law which in any other way would otherwise require any election of remedies by the Agent or any Bank.

         5. UNENFORCEABILITY OF OBLIGATIONS AGAINST BORROWER. If for any reason the Borrower has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from the Borrower by reason of the Borrower's insolvency, bankruptcy or reorganization or by other operation of law or for any other reason, this Guaranty shall nevertheless be binding on each of the Guarantors to the same extent as if each of the Guarantors at all times had been the principal obligor on all such Obligations. In the event that acceleration of the time for payment of any of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, or for any other reason, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement, the Notes, the other Loan Documents or any other agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by each of the Guarantors.

         6.  SUBROGATION; SUBORDINATION.

                  6.1. WAIVER OF RIGHTS AGAINST BORROWER. Until the final payment and performance in full of all of the Obligations and any and all other obligations of the Borrower to the Agent or any Bank or any affiliate of the Agent or such Bank, none of the Guarantors shall exercise any rights against the Borrower arising as a result of payment by such Guarantor hereunder, by way of subrogation, reimbursement, restitution, contribution or otherwise, and will not prove any claim in competition with the Agent or any Bank or such affiliate in respect of any payment hereunder in any bankruptcy, insolvency or reorganization case or proceedings of any nature; none of the Guarantors will claim any


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         setoff, recoupment or counterclaim against the Borrower in respect of any liability of such Guarantor to the Borrower; and each of the Guarantors waives any benefit of and any right to participate in any collateral security which may be held by the Agent or any Bank or any such affiliate.

                  6.2. SUBORDINATION. The payment of any amounts due with respect to any indebtedness of the Borrower now or hereafter owed to any of the Guarantors is hereby subordinated to the prior payment in full of all of the Obligations and any and all other obligations of the Borrower to the Agent or any Bank or any affiliate of the Agent or any Bank. Each of the Guarantors agrees that, after the occurrence of any default in the payment or performance of any of the Obligations, such Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of the Borrower to such Guarantor until all of the Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, any Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by such Guarantor as trustee for the Banks and the Agent and be paid over to the Agent, for the benefit of the Banks, on account of the Obligations without affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty.

                  6.3. PROVISIONS SUPPLEMENTAL. The provisions of this Section 6 shall be supplemental to and not in derogation of any rights and remedies of the Agent or any Bank or any affiliate of the Agent or any Bank under any separate subordination agreement which the Agent or any Bank or such affiliate may at any time and from time to time enter into with any Guarantor.

         7. SECURITY; SETOFF. Each of the Guarantors grants to the Agent, for the benefit of the Banks, as security for the full and punctual payment and performance of all of such Guarantor's obligations hereunder, a continuing lien on and security interest in all securities or other property belonging to such Guarantor now or hereafter held by the Banks and the Agent and in all deposits (general or special, time or demand, provisional or final) and other sums credited by or due from the Banks and the Agent to such Guarantor or subject to withdrawal by such Guarantor. Regardless of the adequacy of any collateral security or other means of obtaining payment of any of the Obligations, the Agent is hereby authorized at any time and from time to time, when an Event of Default has occurred and is continuing without notice to any of the Guarantors (any such notice being expressly waived by each of the Guarantors) and to the fullest extent permitted by law, to set off and apply such deposits and other sums against the obligations of each of the Guarantors under this Guaranty, whether or not the Agent shall have made any demand under this Guaranty and although such obligations may be contingent or unmatured.


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         8. FURTHER ASSURANCES. Each of the Guarantors also agrees to do all such things and execute all such documents as the Agent may consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Banks and the Agent hereunder. Each of the Guarantors acknowledges and confirms that such Guarantor itself has established its own adequate means of obtaining from the Borrower on a continuing basis all information desired by such Guarantor concerning the financial condition of the Borrower and that such Guarantor will look to the Borrower and not to the Agent or any Bank in order for such Guarantor to keep adequately informed of changes in the Borrower's financial condition.

         9. REINSTATEMENT. After the termination of this Guaranty, this Guaranty shall continue to be effective or be reinstated if at any time any payment made or value received with respect to any Obligation is rescinded or must otherwise be returned by the Agent or any Bank upon the insolvency, bankruptcy or reorganization of the Borrower, or otherwise, all as though such payment had not been made or value received.

         10. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon each of the Guarantors, their successors and assigns, and shall inure to the benefit of and be enforceable by the Agent and the Banks and their successors, transferees and assigns. Without limiting the generality of the foregoing sentence and except as limited by the Credit Agreement, the Agent or any Bank may assign or otherwise transfer the Credit Agreement, the Notes, the other Loan Documents or any other agreement or note held by it evidencing, securing or otherwise executed in connection with the Obligations, or sell participations in any interest therein, to any other entity or other person, and such other entity or other person shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to the Agent or such Bank herein.

         11. AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Guaranty nor consent to any departure by any of the Guarantors therefrom shall be effective unless the same shall be in writing and signed by the Agent. No failure on the part of the Agent or any Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

         12. NOTICES. All notices and other communications called for hereunder shall be made in writing and, unless otherwise specifically provided herein, shall be deemed to have been duly made or given when delivered by hand or mailed by United States registered or certified first class, postage prepaid, or, sent by overnight courier, or if sent by telecopy or telefax, when such telecopy or telefax is transmitted to the appropriate telecopy or telefax number and telephonic confirmation of receipt thereof is obtained, addressed as follows: if to a Guarantor, at the address set forth beneath its signature hereto, and if to the Banks, at the address for notices to the Agent set forth in Section 20 of the Credit


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Agreement, or at such address as either party may designate in writing to the other.

         13. JOINT AND SEVERAL LIABILITIES. (a) Each of the Guarantors is accepting unlimited joint and several liability hereunder and in consideration of the financial accommodations to be provided by the Agent and the Banks under the Loan Documents, for the mutual benefit, directly and indirectly, of each of the Guarantors and in consideration of the undertakings of each other Guarantor to accept joint and several liability for the Obligations.

         (b) Each of the Guarantors, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Guarantors, with respect to the payment and performance of all of the Obligations arising under this Guaranty (including, without limitation, any Obligations arising under this Section 13), it being the intention of the parties hereto that all such Obligations shall be joint and several Obligations of each of the Guarantors without preferences or distinction among them.

         (c) If and to the extent that any of the Guarantors shall fail to make any payment with respect to such Guarantor's Obligations as and when due or to perform such Guarantor's Obligations in accordance with the terms thereof, then in each such event the other Guarantors will make such payment with respect to, or perform, such Obligation.

         (d) The Obligations of each of the Guarantors under the provisions of this Section 13 constitute full recourse Obligations of each of the Guarantors, enforceable against each such Guarantor to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Guaranty or any other circumstance whatsoever.

         (e) Except as otherwise expressly provided in this Guaranty, each of the Guarantors hereby waives notice of acceptance of its joint and several liability, notice of any Loans made under the Agreement, notice of the occurrence of any default, notice of any action at any time taken or omitted by the Agent or the Banks under or in respect of any of the Obligations, any requirement of diligence or mitigation of damages and, generally, to the extent permitted by applicable law, all demands, notices and other formalities of every kind in connection with this Guaranty. Each of the Guarantors hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the Obligations, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by the Agent or any Bank at any time or times in respect of any default by any of the Guarantors in the performance or satisfaction of any term, covenant, condition or provision of this Guaranty, any and all other indulgences whatsoever by the Agent or any Bank in respect of any of the Obligations, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of the Obligations or the addition, substitution or release, in whole or in part, of any of the Guarantors. Without limiting the generality of the foregoing,


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each of the Guarantors assents to any other action or delay in acting or failing to act on the part of the Agent or any Bank with respect to the failure by any of the Guarantors to comply with any of its respective Obligations, including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with applicable laws or regulations thereunder, which might, but for the provisions of this Section 13, afford grounds for terminating, discharging or relieving any of the Guarantors, in whole or in part, from any of its Obligations under this Section 13, it being the intention of each of the Guarantors that, so long as any of the Obligations hereunder remain unsatisfied, the Obligations of the Guarantors under this
Section 13 shall not be discharged except by performance and then only to the extent of such performance. The Obligations of each of the Guarantors under this
Section 13 shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to any of the Guarantors or the Agent or any Bank. The joint and several liability of each Guarantor hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, membership, constitution or place of formation of any Guarantor or the Agent or any Bank. Each of the Guarantors hereby waives any and all defenses based on suretyship and any and all defenses that might be available under applicable law.

         (f) The provisions of this Section 13 are made for the benefit of the Agent, the Banks and their respective successors and assigns, and may be enforced by any of them from time to time against any or all of the Guarantors as often as occasion therefor may arise and without requirement on the part of the Agent or any Bank first to marshall any of its claims or to exercise any of its rights against any other Guarantor or to exhaust any remedies available to it against any other Guarantor or to resort to any other source or means of obtaining payment of any of the Obligations hereunder or to elect any other remedy. The provisions of this Section 13 shall remain in effect until all of the Company's obligations under the Loan Documents shall have been finally paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of the Obligations, is rescinded or must otherwise be restored or returned by the Agent or any Bank upon the insolvency, bankruptcy or reorganization of any of the Guarantors, or otherwise, the provisions of this Section 13 will forthwith be reinstated and in effect, as though such payment has not been made.

         (g) Each Guarantor hereby agrees that it will not enforce any of its rights of contribution or subrogation against any other Guarantor with respect to any liability incurred by it hereunder or under any of the other Loan Documents, any payments made by it to the Agent or any Bank with respect to any of the Obligations or any collateral security therefor until such time as all Obligations have been paid in full. If any payment shall be made to a Guarantor on account of its rights under this Section 13 at any time when the Obligations shall not have been paid in full, each and every amount so paid will forthwith be paid over to the Agent for the ratable benefit of the Banks to be credited and applied to the Obligations.


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         14. GOVERNING LAW; CONSENT TO JURISDICTION. THIS GUARANTY IS INTENDED
TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS. Each of the Guarantors agrees that any suit for the enforcement of this Guaranty may be brought in the courts of the Commonwealth of Massachusetts or any federal court sitting therein and consents to the nonexclusive jurisdiction of such court and to service of process in any such suit being made upon such Guarantor by mail at the address specified by reference in Section 12. Each of the Guarantors hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.

         15. WAIVER OF JURY TRIAL. EACH OF THE GUARANTORS HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS GUARANTY, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY OF SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, each of the Guarantors hereby waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each of the Guarantors (i) certifies that neither the Agent or any Bank nor any representative, agent or attorney of the Agent or such Bank has represented, expressly or otherwise, that the Agent or such Bank would not, in the event of litigation, seek to enforce the foregoing waivers and
(ii) acknowledges that, in entering into the Credit Agreement and the other Loan Documents to which the Banks and the Agent are parties, the Banks and the Agent are relying upon, among other things, the waivers and certifications contained in this ss.15.

         16. MISCELLANEOUS. This Guaranty constitutes the entire agreement of each of the Guarantors with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of or collateral security for any of the Obligations. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined.


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         IN WITNESS WHEREOF, each of the Guarantors has caused this Guaranty to be executed and delivered as of the date first above written.

                          CHARLOTTE RUSSE HOLDING, INC.



                          By:  /s/ Daniel T. Carter
                             -----------------------------------------
                              Name: Daniel T. Carter
                              Title: Executive V.P. and Chief Financial Officer

                          Address: 4645 Morena Boulevard
                                   San Diego, California 92117
                                   Telecopy: 858-587-0619

                          CHARLOTTE RUSSE MERCHANDISING, INC.

                          By:  /s/ Daniel T. Carter
                             -----------------------------------------
                              Name: Daniel T. Carter
                              Title: Chief Financial Officer

                          Address: 4645 Morena Boulevard
                                   San Diego, California 92117
                                   Telecopy: 858-587-0619